EX-99.906CERT
                                  CERTIFICATION

                  W. Patrick Clarke, President, and Andrew Rogers, Treasurer of AdvisorOne Funds (the "Registrant"), each certify to the best of his or her knowledge that:

                  1. The Registrant's periodic report on Form N-CSR for the period ended October 31, 2007 (the "Form N-CSR") fully complies with the requirements of Sections 15(d) of the Securities Exchange Act of 1934, as amended; and

                  2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

President                                               Treasurer
AdvisorOne Funds                                        AdvisorOne Funds.


/S/ W. PATRICK CLARKE                                 /S/ ANDREW ROGERS
---------------------                                 ----------------------
W. Patrick Clarke                                     Andrew Rogers
Date: 1/9/08                                          Date: 1/9/08
     ----------------                                 -----------------------


A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to AdvisorOne Funds and will be retained by AdvisorOne Funds and furnished to the Securities and Exchange Commission (the "Commission") or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR filed with the Commission.